Flex Extra

LifeTrust

Panorama®

Supplement dated June 1, 2004

to the Prospectus dated May 1, 2004

Under “Table of Fees and Expenses” in the chart titled “Investment Management Fees and Expenses,” replace the row for the Oppenheimer Global Securities Fund/VA with the following:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—	0.67%

PS06-04